Exhibit 10.7
                             FIRST AMENDMENT TO THE
                           EMPLOYEE MATTERS AGREEMENT
                          BETWEEN THE SOUTHERN COMPANY
                            AND SOUTHERN ENERGY, INC.

         THIS FIRST AMENDMENT TO THE EMPLOYEE MATTERS AGREEMENT BETWEEN THE SOUTHERN COMPANY AND SOUTHERN ENERGY, INC. (the "Agreement"), is made and entered into by and between The Southern Company ("Southern"), a Delaware corporation, and Southern Energy, Inc. ("Southern Energy"), a Delaware corporation (collectively, the "Parties"). The capitalized terms used in this First Amendment shall have the same meaning as in the Agreement, unless otherwise indicated herein.

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, Sections 11.07 of the Agreement provides that the Parties may, by mutual agreement, amend the provisions of the Agreement at any time or times, either prospectively or retroactively; and

         WHEREAS, the Parties desire to amend the Agreement to change the date on which Southern Energy will cease participation in the Southern Deferred Compensation Plan, from the Group Status Change Date to such dates as the Parties mutually agree; and

         WHEREAS, the Parties desire to amend the Agreement to change the date on which Southern Energy will cease participation in the Southern Company Medical Reimbursement Plan and the Southern Company Dependent Care Reimbursement Plan, from the Group Status Change Date, to midnight, December 31, 2000; and

         NOW, THEREFORE, effective as of December 1, 2000, the Agreement is amended as follows:
                                       1.

         Section 5.02 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  (a) Establishment of Southern Energy Deferred Compensation Plan. Upon such date as Southern and Southern Energy may mutually agree, Southern Energy may establish the Southern Energy Deferred Compensation Plan which shall be comparable to the Southern Deferred

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         Compensation Plan. As of the Group Status Change Date,  Southern Energy
         shall assume all Liabilities to or relating to the Southern Energy Employees under the Southern Deferred Compensation Plan. As of the Group Status Change Date, Southern shall assume all Liabilities to or relating to Southern Energy Retired Employees under the Southern Deferred Compensation Plan.

                  (b)  Participation in Deferred Compensation  Plans.   Eligible
         Southern  Energy  Employees   determined   in  accordance  with   the
         requirements of ERISA shall only be eligible to participate in the Southern Energy Deferred Compensation Plan.

                                       2.

         Section 6.01(a) of the Agreement is hereby amended by replacing the terms "Subsection 6.01(b)" with the term "Subsections 6.01(b) and (d)."

                                       3.

         A new Subsection 6.01(d) is added to the Agreement as follows:

                  (d) TaxSaver Plans. Notwithstanding the provisions of Subsection 6.01(a), Southern shall retain all Liabilities incurred through midnight, December 31, 2000 under the Southern Company Medical Reimbursement Plan (the "Southern MRP") and under the Southern Company Dependent Care Reimbursement Plan (the "Southern DCRP"), whether or not claims are filed before such date, by or on behalf of Southern Energy Employees. Effective as of midnight, December 31, 2000, Southern Energy Employees shall not be eligible to participate in the Southern MRP or the Southern DCRP, but shall be eligible to participate in comparable plans established by Southern Energy. Southern Energy shall be deemed to have established and assumed administrative responsibility for medical and dependent care spending account plans effective midnight, December 31, 2000.

                                       4.

         Section 6.03(a)(i) of the Agreement is amended to delete the first sentence thereof and replace it with the following sentence:

         With respect to Southern Health and Welfare Plans in which Southern Energy Employees participate on the Group Status Change Date, as of the Group Status Change Date, Southern Energy shall cause the Southern Energy Health and Welfare Plans to maintain comparable coverage and contribution elections made by Southern Energy Employees under the Southern Health and Welfare Plans and apply such elections under the Southern Energy Health and Welfare Plans for the remainder of the period or periods for which such elections are by their terms applicable.

                                       5.

         Subsection 6.03(c) of the Agreement is deleted in its entirety.

                                       6.

         All parts of the Agreement not inconsistent herewith are hereby ratified and affirmed.



         IN WITNESS WHEREOF, each of the Parties hereto have caused this First Amendment to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.


                                            THE SOUTHERN COMPANY


                                            By: ________________________________

                                            Its: _______________________________




                                            SOUTHERN ENERGY, INC.

                                            By: ________________________________

                                            Its: _______________________________